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                                  EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement dated February 22, 2002 of our report dated October 18, 2001, included in MarineMax, Inc.'s Form 10-K for the year ended September 30, 2001, and to all references to our firm included in this registration statement dated February 22, 2002.

Tampa, Florida                                          /s/  ARTHUR ANDERSEN LLP
February 22, 2002